Contract No. N01-HB-87144

		      DETAILED TABLE OF CONTRACT CONTENTS
		      -----------------------------------

PART I - THE SCHEDULE
---------------------

	SECTION A - SOLICITATION/CONTRACT FORM................................1
	--------------------------------------

	SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS.....................4
	-------------------------------------------------
		ARTICLE B.1.  BRIEF DESCRIPTION OF SUPPLIES OR SERVICES.......4
		ARTICLE B.2.  ESTIMATED COST AND FIXED FEE....................4
		ARTICLE B.3.  PROVISIONS APPLICABLE TO DIRECT COSTS...........4
		ARTICLE B.4.  ADVANCE UNDERSTANDINGS..........................5

	SECTION C - DESCRIPTION/SPECIFICATIONS/WORK STATEMENT.................6
	-----------------------------------------------------
		ARTICLE C.1.  STATEMENT OF WORK...............................6
		ARTICLE C.2.  REPORTING REQUIREMENTS..........................8

	SECTION D - PACKAGING, MARKING AND SHIPPING...........................9
	-------------------------------------------

	SECTION E - INSPECTION AND ACCEPTANCE.................................9
	-------------------------------------

	SECTION F - DELIVERIES OR PERFORMANCE.................................9
	-------------------------------------
		ARTICLE F.1.  DELIVERIES......................................9
		ARTICLE F.2.  CLAUSES INCORPORATED BY REFERENCE..............10

	SECTION G - CONTRACT ADMINISTRATION DATA.............................11
	----------------------------------------
		ARTICLE G.1.  PROJECT OFFICER................................11
		ARTICLE G.2.  KEY PERSONNEL..................................11
		ARTICLE G.3.  INVOICE SUBMISSION/CONTRACT FINANCING
			      REQUEST AND CONTRACT FINANCIAL REPORT..........11
		ARTICLE G.4.  CONTRACT FINANCIAL REPORT......................12
		ARTICLE G.5.  INDIRECT COST RATES............................12
		ARTICLE G.6.  GOVERNMENT PROPERTY............................12
		ARTICLE G.7.  POST AWARD EVALUATION OF PAST PERFORMANCE......13

	SECTION H - SPECIAL CONTRACT REQUIREMENTS............................13
	-----------------------------------------
		ARTICLE H.1.  REIMBURSEMENT OF COSTS FOR INDEPENDENT
			      RESEARCH AND DEVELOPMENT PROJECTS..............13
		ARTICLE H.2.  HUMAN SUBJECTS.................................14
		ARTICLE H.3.  CONTINUED BAN ON FUNDING OF HUMAN EMBRYO
			      RESEARCH.......................................14
		ARTICLE H.4.  NEEDLE EXCHANGE................................14
		ARTICLE H.5.  SALARY RATE LIMITATION LEGISLATION PROVISIONS..14
		ARTICLE H.6.  PUBLICATION AND PUBLICITY......................15
		ARTICLE H.7.  PRESS RELEASES.................................15
		ARTICLE H.8.  REPORTING MATTERS INVOLVING FRAUD,
			      WASTE AND ABUSE................................15

PART II
-------

	SECTION I - CONTRACT CLAUSES.........................................16
	----------------------------
		ARTICLE I.1.  GENERAL CLAUSES FOR A COST-REIMBURSEMENT
			      RESEARCH AND DEVELOPMENT CONTRACT..............16
		ARTICLE I.2.  AUTHORIZED SUBSTITUTION OF CLAUSES.............19
		ARTICLE I.3.  ADDITIONAL CONTRACT CLAUSES....................19

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						      Contract No. N01-HB-87144


PART III
--------

	SECTION J - LIST OF ATTACHMENTS......................................20
	-------------------------------
		1. Invoice/Financing Request Instructions for NIH
		   Cost-Reimbursement Type Contracts.........................20
		2. Financial Report of Individual Project/Contract...........20
		3. Instructions for Completing form NIH 2706, Financial
		   Report of Individual Project/Contract.....................20
		4. Safety and Health.........................................20
		5. Procurement of Certain Equipment, NIH(RC)-7...............20
		6. Contractor-Acquired Government Property - Schedule I-B....20
		7. Property Acquired Under Predecessor Contract -
		   Schedule II-A.............................................20

PART IV
-------

	SECTION K - REPRESENTATIONS AND CERTIFICATIONS.......................21
	----------------------------------------------
		Representations and Certifications...........................21

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						      Contract No. N01-HB-87144

SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS
-------------------------------------------------

ARTICLE B.1.  BRIEF DESCRIPTION OF SUPPLIES OR SERVICES
-------------------------------------------------------

The objectives of this project are to maintain a repository of blood specimens from NHLBI-sponsored studies and to make appropriate specimens available to the scientific community for use in research related to transfusion-transmitted diseased and a variety of other disorders of blood or the cardiovascular system.

ARTICLE B.2.  ESTIMATED COST AND FIXED FEE
------------------------------------------

a.      The estimated cost of this contract is $__________.

b. The fixed fee for this contract is $________. The fixed fee shall be paid in installments based on the percentage of completion of work, as determined by the Contracting Officer, and subject to the withholding provisions of the clauses ALLOWABLE COST AND PAYMENT and FIXED FEE referenced in the General Clause Listing in Part II, ARTICLE I.1. of this contract. Payment of fixed fee shall not be made in less than monthly increments.

c. The Government's obligation, represented by the sum of the estimated cost plus fixed fee, is $2,901,590.

d. Total funds currently available for payment and allotted to this contract are $377,835, of which $356,448 represents the estimated costs, and of which $21,387 represents the fixed fee. For further provisions on funding, see the LIMITATION OF FUNDS clause referenced in
	Part II, ARTICLE I.2. Authorized Substitutions of Clauses.

e. It is estimated that the amount currently allotted will cover performance of the contract through June 14, 1999.

f. The Contracting Officer may allot additional funds to the contract without the concurrence of the Contractor.

g. Future increments to be allotted to this contract are estimated as follows:

		Period                                   Amount
		------                                   ------

		June 15, 1999 through June 14, 2000    $  461,262
		June 15, 2000 through June 14, 2001       481,974
		June 15, 2001 through June 14, 2002       503,693
		June 15, 2002 through June 14, 2003       526,469
		June 15, 2003 through June 14, 2004       550,357


ARTICLE B.3.  PROVISIONS APPLICABLE TO DIRECT COSTS
---------------------------------------------------

a.      Items Unallowable Unless Otherwise Provided
	-------------------------------------------

	Notwithstanding the clauses, ALLOWABLE COST AND PAYMENT and FIXED FEE, incorporated in this contract, unless authorized in writing by the Contracting Officer, the costs of the following items or activities shall be unallowable as direct costs:

	(1) Acquisition, by purchase or lease, of any interest in real property;

	(2)     Special rearrangement or alteration of facilities;

	(3) Purchase or lease of any item of general purpose office furniture or office equipment regardless of dollar value. (General purpose equipment is defined as any items of personal property which are usable for purposes other than research, such as office equipment and furnishings, pocket calculators, etc.);

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						      Contract No. N01-HB-87144


	(4)     Travel to attend general scientific meetings;

	(5)     Foreign travel;

	(6)     Patient care costs;

	(7) Accountable Government property (defined as both real and personal property with an acquisition cost of $1,000 or more and a life expectancy of more than two years) and "sensitive items" (defined and listed in the Contractor's Guide for
						  ----------------------
		Control of Government Property), 1990, regardless of
		-------------------------------
		acquisition value.


ARTICLE B.4.  ADVANCE UNDERSTANDINGS
------------------------------------

Other provisions of this contract notwithstanding, approval of the following items within the limits set forth is hereby granted without further authorization from the Contracting Officer.

a.      Consultants
	-----------

	Consultant fees to be paid to the following individuals:

	---------------


b.      Repository Relocation
	---------------------

	A transition phase (June 15, 1998 through December 15, 1998) is provided for relocation of the NHLBI biological specimen repository from McKesson BioServices, 685 Loftstrand Lane, Rockville, Maryland 20850 to the repository facility operated by BBI-Biotech Research Laboratories, Inc., 217 Perry Parkway, Gaithersburg, Maryland. The Contractor shall complete interior fit out of the NHLBI repository space, located at 217 Perry Parkway, Gaithersburg, Maryland, so as to allow for a safe and orderly transition of the NHLBI biological specimen repository from McKesson BioServices to the new location. The Contractor shall transfer all Government-owned NHLBI freezers, biological specimens, files, and inventory records, on or before
	December 15, 1998.   Repository relocation costs shall not exceed
	$23,932.

c.      Confidential Treatment of Sensitive Information
	-----------------------------------------------

	The Contractor shall guarantee strict confidentiality of the information/data that it is provided by the Government during the performance of the contract. The Government has determined that the information/data that the Contractor will be provided during the performance of the contract is of a sensitive nature and cannot be disclosed in any manner.

	Disclosure of the information/data, in whole or in part, by the Contractor can only be made after the Contractor receives prior written approval from the Contracting Officer. Whenever the Contractor is uncertain with regard to the proper handling of information/data under the contract, the Contractor shall obtain a written determination from the Contracting Officer.

SECTION C - DESCRIPTION/SPECIFICATIONS/WORK STATEMENT
-----------------------------------------------------

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						      Contract No. N01-HB-87144

ARTICLE C.1.  STATEMENT OF WORK
-------------------------------

a. Independently and not as an agent of the Government, the Contractor shall furnish all the necessary services, qualified personnel, material, equipment, and facilities, not otherwise provided by the Government as needed to perform the Statement of Work below:

PHASE I - Transition
--------------------

The contractor shall coordinate an orderly and safe transition from the current incumbent contractor site to the new location, including the transport of stored specimens, data, and all Government-furnished property. Contractor shall adhere to the moving plan previously approved by the Department of Transportation (DOT). This approval allows for the exemption from the requirements of 46 CFR Part 64 regarding Federal hazardous material transportation law so that specimens shall be moved in the freezers in which they are stored.

Relocation of the NHLBI repository from McKesson BioServices, 685 Lofstrand Lane, Rockville, MD 20850 to the Contractor's facility at 217 Perry Parkway, Gaithersburg, Maryland 20877 shall be completed before December 15, 1998. At the time of repository relocation, it is estimated that 2.8 million specimens will be stored in 98 freezers and 5 liquid nitrogen tanks.


PHASE II    Repository Maintenance
----------------------------------

Task 1 - Maintain Serum, Plasma, and Cell Repository
----------------------------------------------------

The contractor shall provide facilities and equipment to receive, store, aliquot, and distribute potentially hazardous biologics such as serum, plasma, and cells from individuals infected with AIDS virus and hepatitis viruses. The facilities must provide aseptic and/or sterile conditions as appropriate (Biosafety Level 2 Containment). The specimens shall be maintained by the contractor in freezers at temperatures between -70 degrees and -80 degrees centigrade. Freezers shall be located in an air-conditioned facility with temperatures maintained between 20 degrees and 25 degrees centigrade (60 degrees to 77 degrees F) when freezers are in operation. The contractor shall supply uninterruptible power to accommodate the refrigerators/freezers and other equipment. Freezers shall be connected to a central alarm system monitored twenty-four hours per day. The contractor shall provide an automated temperature monitoring system composed of individual temperature probes monitored 24 hours a day and controlled by a master computer, and a plan to ensure that necessary personnel are notified in the event of freezer malfunction. Emergency standby freezers shall be available in case of mechanical failure of any portion of storage space. In addition, alternative emergency freezer cooling systems such as a liquid nitrogen system or dry ice must be available. The contractor must have backup electric generators capable of operating all storage equipment for at least 48 hours in the event of utility company power failure. Backup generators must be tested monthly. Cell specimens (or tissues) shall be maintained at liquid nitrogen gas phase, in special liquid nitrogen chests.

In order to accommodate the estimated increase of the number of specimens/vials contained in the repository and the replacement of obsolete freezers, the contractor shall purchase approximately six freezers per year, using contract funds. The estimated increase in vials will result from the splitting of specimens and arrival of new specimens.

Task 2 - Preparing Aliquots from Selected Specimens *
-----------------------------------------------------

The contractor shall provide laboratory facilities and personnel for dividing
the serum or plasma samples into aliquots.   All requests for samples are
reviewed by the NHLBI. Once an original specimen is identified for distribution, it is thawed

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						      Contract No. N01-HB-87144

and divided into aliquots, one of which is sent to the investigator, and the remaining aliquots refrozen for later use. It is estimated that approximately 1,000 specimens shall be divided into 10,000 aliquots annually.

Thus, the size of the repository increases regularly as original specimens are divided and distributed and new specimens are added to the repository. The handling of all biological specimens and Government-owned property under this contract shall be in accordance with all applicable local, state, and federal regulations. In addition, in order to provide safety controls for protection to the life and health of employees and other persons, the contractor shall consult, comply with, and include in all applicable subcontracts, the following standards, as appropriate:

    1) Biosafety in Microbiological and Biomedical Laboratories, U.S. Department of Health and Human Services, Centers for Disease Control
	(CDC) and the NIH, DHHS Pub. No. (CDC) 93-8395.

    2) Occupational Safety and Health Administration (OSHA), Publication 29 CFR Part 1910.1030, Occupational Exposure to Blood Borne Pathogens, Final Rule.

Task 3 -Prepare and Ship Panels of Aliquots or Specimens *
----------------------------------------------------------

The Project Officer receives and reviews requests from investigators for specimens or panels of aliquots. When a request is approved, the NHLBI Project Officer will design panels of aliquots or specimens on the basis of the investigator's experimental needs. On the basis of that design, the Project Officer will provide to the contractor the information needed to prepare and ship each panel. It is estimated that preparation and shipment of approximately 50 panels, containing 100 vials each, will be required annually. A list identifying the specimens to be included in a panel will be provided to the contractor.

The contractor shall prepare the panels as required by the Project Officer. Shipments will require preparation of the panel, packing the panel in dry ice, packaging the panel in insulated boxes, and express shipment (usually by air) to the final destination (specifically, the approved investigator). The contractor shall ship all vials C.O.D.; transportation and postage costs are to be paid by the recipients from point of carrier receipt. The contractor shall verify receipt of the panel by the investigator both in writing and by phone. Packaging and shipment shall meet standards for biologically hazardous materials (see publication prepared by the International Air Transport Association (IATA), Dangerous Goods Regulations, current edition).

Task 4 - Add Specimens to the Repository *
------------------------------------------

The contractor shall inventory, prepare for storage, package, and label, as necessary, specimens to be added to the repository. The project officer will specify the dates of arrival of such specimens, the number of specimens, and the means of packaging, labeling and storing these samples as well as the type, number and location of freezers to be relocated to the contractor's site. It is essential that shipments be coordinated by the contractor so that personnel will be available to receive the arriving packages and transport shipment to the NHLBI repository for storage at the required temperature.

Task 5 - Performance of Virologic and Serologic Assays *
--------------------------------------------------------

The contractor shall provide the capability to perform (in-house or through a subcontractor) serologic and virologic assays for the evaluation and validation of candidate blood screening tests for the detection of transfusion-associated agents. For this purpose, laboratory biosafety level 2 shall be required, as well as laboratory personnel with specific training in handling pathogenic agents.

Laboratory personnel, safety practices, and techniques shall be supplemented by appropriate facility design and engineering features, safety equipment, and management practices. The contractor shall ensure that persons working with these infectious agents are aware of potential hazards and strictly adhere to standard microbiological practices and techniques. Costs for these assays will be negotiated and the contract amount increased as the need arises.

The human pathogens for which blood screening tests are being developed or improved and, therefore, are likely to be involved in future assay evaluation and validation procedures, include hepatitis viruses, human retroviruses, and agents of

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						      Contract No. N01-HB-87144

transmissible spongiform encephalopathies. Among the serologic and virologic test formats that the contractor is expected to perform are enzyme immunoassays, polymerase chain reactions, immunoblotting, and in situ hybridization. It is expected that 500 - 1,000 assays will be required per year.

Task 6 - Inventory Control
--------------------------

The contractor shall update and maintain a computerized inventory control data base using a desktop personal computer system to track and assist in the coordination of the activities under this contract. At the time of contract award, the FoxPro data base will contain information on approximately 2.1 million specimens. This will provide inventory and management information to reflect activities of the repository, i.e., location of specimens, aliquoting of specimens, preparation of panels, and addition of new specimens. In addition, the SAS/Repository Management System (RMS) inventory and management data base shall reflect activities on approximately 700,000 specimens including location of specimens, aliquoting of specimens, preparation of panels, addition of new specimens, and results of assays performed by outside investigators using NHLBI specimens. The SAS software and license shall be provided to the contractor by the Government.

Task 7 -  Ensure an Orderly Transition of the NHLBI Biological Specimen
-----------------------------------------------------------------------
	  Repository to a Successor Contractor
	  ------------------------------------

In the event there is a recompetition of the subject contract and an organization other than the incumbent is selected for contract award, incumbent shall assist in ensuring an orderly and safe transition of the repository from the current location at (address of repository at time of relocation) to any successor of this contract. This shall include providing repository access to the new contractor at mutually agreed upon times.

*       SPECIAL TRAINING REQUIREMENTS:
	------------------------------

	Repository personnel involved in tasks 2, 3, 4, and 5 shall have specific training in handling pathogenic agents and dealing with potential hazards of the pathogens likely to be involved in the operation of the repository.


ARTICLE C.2.  REPORTING REQUIREMENTS
------------------------------------

a.      Technical Reports
	-----------------

	In addition to those reports required by the other terms of this contract, the Contractor shall prepare and submit the following reports in the manner stated below and in accordance with ARTICLE F.1. DELIVERIES of this contract:

	The Contractor shall submit to the Contracting Officer and to the Project Officer technical progress reports covering the work accomplished during each reporting period. These reports are subject to technical inspection and requests for clarification by the Project Officer. These shall be brief and factual and prepared in accordance with the following format:

	1. Quarterly Progress Report: This report shall include descriptive information on activities in the repository during the reporting period. The reporting period consists of the first full three months of performance plus any fractional part of the initial month. The first report shall be due September 30, 1998. Thereafter, the reporting period shall consist of three full calendar months. This report shall include the following:

		a. the number of vials stored on the first and last days of the reporting period;
		b. the number of vials prepared during the reporting period;
		c. a list of panels prepared and shipped during the reporting period including, for each panel:
			1)  number of specimens (vials),
			2)  date of shipment,
			3)  date of receipt of shipment, and
			4)  problems with any shipment;

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						      Contract No. N01-HB-87144

		d. maintenance problems encountered and corrective actions taken;
		e. needs for replacement or repair of government-furnished equipment; and

	2. Final Report: Cumulative information for period of performance of all information included in quarterly progress reports.


SECTION D - PACKAGING, MARKING AND SHIPPING
-------------------------------------------

All deliverables required under this contract shall be packaged, marked, and shipped in accordance with Government specifications. The Contractor shall guarantee that all required materials shall be delivered in immediate usable and acceptable condition.


SECTION E - INSPECTION AND ACCEPTANCE
-------------------------------------

a. The Contracting Officer or the duly authorized representative will perform inspection and acceptance of materials and services to be provided.

b. For the purpose of this ARTICLE the Project Officer is the authorized representative of the Contracting Officer.

c.      Inspection and acceptance will be performed at:

	       Division of Blood Diseases & Resources
	       National Heart, Lung, & Blood Institute
	       6701 Rockledge Drive, MSC 7950, Room 10146
	       Bethesda, MD 20892-7950

	Acceptance may be presumed unless otherwise indicated in writing by the Contracting Officer or the duly authorized representative within 30 days of receipt.

d. This contract incorporates the following clause by reference, with the same force and effect as if it were given in full text. Upon request, the Contracting Officer will make its full text available.

	FAR Clause No. 52.246-5, INSPECTION OF SERVICES-COST REIMBURSEMENT
	(APRIL 1984).


SECTION F - DELIVERIES OR PERFORMANCE
-------------------------------------

ARTICLE F.1.  DELIVERIES
------------------------

a. Satisfactory performance of this contract shall be deemed to occur upon delivery and acceptance by the Contracting Officer, or the duly authorized representative, of the following items in accordance with the stated delivery schedule.

b. The items specified below as described in SECTION C, ARTICLE C.1 and ARTICLE C.2. shall be made f.o.b. destination as set forth in FAR 52.247-35, F.O.B. DESTINATION, WITHIN CONSIGNEES PREMISES (APRIL 1984) and in accordance with and by the dates specified below:

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						      Contract No. N01-HB-87144

Item  Description                 Quantity                   Delivery Schedule
----  -----------                 --------                   -----------------

1.    Quarterly                   2 copies to the Project    Quarterly during
      Progress                    Officer (PO),              period of
      Report                      1 copy to the Contracting  performance
				  Officer (CO)

2.    Final                       2 copies to the Project    On or before
      Report                      Officer (PO)               expiration of
				  1 copy to the Contracting  contract
				  Officer (CO)

3.    All stored biological       To be determined           On or before
      specimens, data files,                                 expiration of
      computerized listings of                               contract
      accurate and updated
      information on inventory,
      data  bases, original
      data, and any necessary
      information related
      thereto


Copies of reports shall be sent to the following addresses:


Project Officer - 2 copies                 AND      Contracting Officer - 1 copy
--------------------------                          ----------------------------
Blood Resources Program                             BDR Contracts Section
Division of Blood Diseases & Resources              Contracts Operations Branch
National Heart, Lung, & Blood Institute             National Heart, Lung, & Blood Institute
6701 Rockledge Drive, MSC 7950, Room 10146          6701 Rockledge Drive, MSC 7902, Room 6140
Bethesda, MD 20892-7950                             Bethesda, MD 20892-7902
Federal Express and Couriers:                       Federal Express and Couriers:

6701 Rockledge Drive                                6701 Rockledge Drive
Rockledge 2, 10th Floor, Room 10146                 Rockledge Two, 6th Floor, Room 6140
Bethesda, MD  20817                                 Bethesda, MD 20817


ARTICLE F.2.  CLAUSES INCORPORATED BY REFERENCE, FAR 52.252-2 (FEBRUARY 1998)
-----------------------------------------------------------------------------

This contract incorporates the following clause by reference, with the same force and effect as if it were given in full text. Upon request, the Contracting Officer will make its full text available. Also, the full text of a clause may be accessed electronically at this address:
http://www.arnet.gov/far/.

FEDERAL ACQUISITION REGULATION (48 CFR CHAPTER 1) CLAUSE:

	52.242-15, Stop Work Order (AUGUST 1989) with ALTERNATE I (APRIL 1984).

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						      Contract No. N01-HB-87144

SECTION G - CONTRACT ADMINISTRATION DATA
----------------------------------------

ARTICLE G.1.  PROJECT OFFICER
-----------------------------

The following Project Officer will represent the Government for the purpose of this contract:

			Luiz H. Barbosa, D.V.M.

The Project Officer is responsible for: (1) monitoring the Contractor's technical progress, including the surveillance and assessment of performance and recommending to the Contracting Officer changes in requirements; (2) interpreting the Statement of Work and any other technical performance requirements; (3) performing technical evaluation as required; (4) performing technical inspections and acceptances required by this contract; and (5) assisting in the resolution of technical problems encountered during performance.

The Contracting Officer is the only person with authority to act as agent of the Government under this contract. Only the Contracting Officer has authority to: (1) direct or negotiate any changes in the Statement of Work; (2) modify or extend the period of performance; (3) change the delivery schedule; (4) authorize reimbursement to the Contractor any costs incurred during the performance of this contract; or (5) otherwise change any terms and conditions of this contract.

The Government may unilaterally change its Project Officer designation.


ARTICLE G.2.  KEY PERSONNEL
---------------------------

Pursuant to the Key Personnel clause incorporated in this contract, the following individual is considered to be essential to the work being performed hereunder:

	NAME                           TITLE
	----                           -----
	Mark Cosentino, Ph.D.          Principal Investigator


ARTICLE G.3.  INVOICE SUBMISSION/CONTRACT FINANCING REQUEST
-----------------------------------------------------------

a. Invoice/Financing Request Instructions for NIH Cost-Reimbursement Type Contracts NIH(RC)-1 are attached and made part of this contract. The instructions and the following directions for the submission of invoices/financing request must be followed to meet the requirements of a "proper" payment request pursuant to FAR 32.9.

	These instructions also provide for the submission of financial and personnel reporting required by HHSAR 342.7002.

	(1)     Invoices/financing requests shall be submitted as follows:

		An original and two copies to the following designated billing office:

			Contracting Officer
			BDR Contracts Section, Contracts Operations Branch National Heart, Lung, and Blood Institute, NIH RKL2, Room 6140
			6701 ROCKLEDGE DRIVE, MSC 7902
			BETHESDA MD 20892-7902

	(2) Inquiries regarding payment of invoices should be directed to the designated billing office, (301) 435-0359.

b. The Contractor shall include the following certification on every invoice for reimbursable costs incurred with Fiscal

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						      Contract No. N01-HB-87144

Year funds subject to the salary rate limitation provisions as specified in ARTICLE H.5. of this contract. For billing purposes, certified invoices are required for the billing period during which the applicable Fiscal Year funds were initially charged through the final billing period utilizing the applicable Fiscal Year funds:

	"I hereby certify that the salaries charged in this invoice are in compliance with P.L. [cite the applicable Public Law Number for the applicable Fiscal Year as stated in ARTICLE H.5.] and ARTICLE H.5. of the above referenced contract."


ARTICLE G.4 .  CONTRACT FINANCIAL REPORT
----------------------------------------

a. Financial reports on the attached Form NIH 2706, Financial Report of Individual Project/Contract, shall be submitted by the Contractor in accordance with the Instructions for Completing Form NIH 2706, which accompany the form, in an original and two copies, not later than the 30th working day after the close of the reporting period. The line entries for subdivisions of work and elements of cost (expenditure categories) which shall be reported within the total contract are listed in paragraph e., below. Subsequent changes and/or additions in the line entries shall be made in writing.

b. Unless otherwise stated in that part of the Instructions for Completing Form NIH 2706, entitled "PREPARATION INSTRUCTIONS," all columns A through J, shall be completed for each report submitted.

c. The first financial report shall cover the period consisting of the FIRST FULL THREE CALENDAR MONTHS following the date of the contract, in addition to any fractional part of the initial month. Thereafter, reports will be on a quarterly basis.

d. The Contracting Officer may require the Contractor to submit detailed support for costs contained in one or more interim financial reports. This clause does not supersede the record retention requirements in FAR
	Part 4.7.

e. The listing of expenditure categories to be reported is incorporated within the Financial Report of Individual Project/Contract, NIH 2706, SECTION J, ATTACHMENT 2, attached hereto and made a part of this contract.

f. The Government may unilaterally revise the NIH 2706 to reflect the allotment of additional funds.


ARTICLE G.5.  INDIRECT COST RATES
---------------------------------

In accordance with Federal Acquisition Regulation (FAR) (48 CFR Chapter 1) Clause 52.216-7 (d)(2), Allowable Cost and Payment incorporated by reference in this contract in Part II, Section I, the cognizant Contracting Officer responsible for negotiating provisional and/or final indirect cost rates is identified as follows:

		Division of Financial Advisory Services
		Office of Contract Management
		National Institutes of Health
		6100 EXECUTIVE BLVD ROOM 6B05
		BETHESDA MD 20892

These rates are hereby incorporated without further action of the Contracting Officer.

ARTICLE G.6 .  GOVERNMENT PROPERTY
----------------------------------

a. In addition to the requirements of the clause, GOVERNMENT PROPERTY, incorporated in Section I of this contract, the Contractor shall comply with the provisions of DHHS Publication, Contractor's Guide for Control of Government Property, (1990), which is incorporated into this contract by reference. Among other issues, this publication provides a summary of the Contractor's responsibilities regarding purchasing authorizations and inventory and reporting requirements under the contract. A copy of this publication is available upon request to the Contract Property

				       11

						      Contract No. N01-HB-87144


	Administrator.

	This contract's Contract Property Administrator is:

		Marea Petrelles
		Contracts Property Administrator
		Research Contracts Property Administration, NIH
		6011 Executive Blvd., Room 641E
		ROCKVILLE MD 20852-7670
		(301) 496-6466

b.      Contractor-Acquired Government Property - Schedule I-B
	------------------------------------------------------

	Pursuant to the Clause, GOVERNMENT PROPERTY, incorporated in this contract, the Contractor shall be authorized to acquire the property listed in Schedule I-B for use in direct performance of the contract, following receipt of the Contracting Officer's written approval, based on contractor-furnished prices and evidence of competition.

c.      Property Acquired Under Predecessor Contract - Schedule II-A
	------------------------------------------------------------

	Pursuant to the clause, GOVERNMENT PROPERTY, incorporated in this contract, the Contractor shall be authorized, at the time of relocation of the NHLBI Biological Specimen Repository , to obtain custody of all Government Property listed in the attached Schedule II-A for use in direct performance of this contract. Accountability for the items listed in Schedule II-A shall be transferred, at the time of relocation of the NHLBI Biological Specimen Repository, to this contract from the predecessor Contract No. N01-HB017087, under which these items were provided by the Government. Title to this property shall remain in the Government.


ARTICLE G.7.  POST AWARD EVALUATION OF PAST PERFORMANCE
-------------------------------------------------------

Interim and final evaluations of contractor performance will be prepared on this contract in accordance with FAR 42.15. The final performance evaluation will be prepared at the time of completion of work.

Interim and final evaluations will be provided to the Contractor as soon as practicable after completion of the evaluation. The Contractor will be permitted thirty days to review the document and to submit additional information or a rebutting statement. Any disagreement between the parties regarding an evaluation will be referred to an individual one level above the Contracting Officer, whose decision will be final.

Copies of the evaluations, contractor responses, and review comments, if any, will be retained as part of the contract file, and may be used to support future award decisions.


SECTION H - SPECIAL CONTRACT REQUIREMENTS
-----------------------------------------

ARTICLE H.1.  REIMBURSEMENT OF COSTS FOR INDEPENDENT RESEARCH AND DEVELOPMENT
-----------------------------------------------------------------------------
	      PROJECTS
	      --------

The primary purpose of the Public Health Service (PHS) is to support and advance independent research within the scientific community. This support is provided in the form of contracts and grants totaling approximately 7 billion dollars annually. PHS has established effective, time tested and well recognized procedures for stimulating and supporting this independent research
								      --------
by selecting from multitudes of applications those research projects most worthy of support within the constraints of its appropriations. The reimbursement through the indirect cost mechanism of independent research and development costs not incidental to product improvement would circumvent this competitive process.

To ensure that all research and development projects receive similar and equal consideration, all organizations may compete for direct funding of independent research and development projects they consider worthy of support by submitting those

				       12

						      Contract No. N01-HB-87144

projects to the appropriate Public Health Service grant office for review. Since these projects may be submitted for direct funding, the Contractor agrees that no costs for any independent research and development project, including all applicable indirect costs, will be claimed under this contract.

ARTICLE H.2 .  HUMAN SUBJECTS
-----------------------------

It is hereby understood and agreed that research involving human subjects shall not be conducted under this contract, and that no material developed, modified, or delivered by or to the Government under this contract, or any subsequent modification of such material, will be used by the Contractor or made available by the Contractor for use by anyone other than the Government, for experimental or therapeutic use involving humans without the prior written approval of the Contracting Officer.


ARTICLE H.3.  CONTINUED BAN ON FUNDING OF HUMAN EMBRYO RESEARCH
---------------------------------------------------------------

Section 513 of the Fiscal Year 1998 Appropriations Act (P.L. 105-78) prohibits NIH from using appropriated funds to support human embryo research. Contract funds may not be used for (1) the creation of a human embryo or embryos for research purposes; or (2) research in which a human embryo or embryos are destroyed, discarded, or knowingly subjected to risk of injury or death greater than that allowed for research on fetuses in utero under 45 CFR 46.208(a)(2) and Section 498(b) of the Public Health Service Act (42 U.S.C . 289g(b)). The term "human embryo or embryos" includes any organism, not protected as a human subject under 45 CFR 46 as of the date of the Act, that are derived by fertilization, parthenogenesis, cloning, or any other means from one or more human gametes or human diploid cells.

Additionally, in accordance with a March 4, 1997 Presidential Memorandum, Federal funds may not be used for cloning of human beings.


ARTICLE H.4.  NEEDLE EXCHANGE
-----------------------------

Pursuant to Section 505 of Public Law 105-78, contract funds shall not be used to carry out any program of distributing sterile needles or syringes for the hypodermic injection of any illegal drug. Section 505, however, is subject to the condition stated in Section 506. Specifically, Section 506 states that after March 31, 1998, a program for exchanging needles and syringes for used hypodermic needles and syringes may be carried out in a community if: (1) the Secretary of Health and Human Services determines that exchange projects are effective in preventing the spread of HIV and do not encourage the use of illegal drugs; and (2) the project is operated in accordance with criteria established by the Secretary for preventing the spread of HIV and for ensuring that the project does not encourage the use of illegal drugs.


ARTICLE H.5.  SALARY RATE LIMITATION LEGISLATION PROVISIONS
-----------------------------------------------------------

a. Pursuant to Public Law(s) cited in paragraph b., below, no NIH Fiscal Year funds for the applicable fiscal year(s) and periods cited in paragraph b., below may be used to pay the direct salary of an individual through this contract at a rate in excess of applicable amount shown for the fiscal year and period covered. Direct salary is exclusive of overhead, fringe benefits and general and administrative expenses. The per year salary rate limit also applies to individuals proposed under subcontracts. If this is a multi-year contract, it may be subject to unilateral modifications by the Government if an individual's salary rate exceeds any salary rate ceiling established in future DHHS appropriation acts.

b.                                                           Dollar Amount of
	Public Law No.  Fiscal Year  Period Covered          Salary Limitation
	--------------  -----------  --------------          -----------------

	105-78          1998         10/01/1997-09/30/1998        $125,000


ARTICLE H.6.  PUBLICATION AND PUBLICITY
---------------------------------------

				       13

						      Contract No. N01-HB-87144

The contractor shall acknowledge the support of the National Institutes of Health whenever publicizing the work under this contract in any media by including an acknowledgment substantially as follows:

	"This project has been funded in whole or in part with Federal funds from the National Heart, Lung, and Blood Institute, National Institutes of Health, under Contract No. N01-HB-87144."


ARTICLE H.7.  PRESS RELEASES
----------------------------

Pursuant to Section 508 of Public Law 105-78, the contractor shall clearly state, when issuing statements, press released, requests for proposals, bid solicitations and other documents describing projects or programs funded in whole or in part with Federal money that: (1) the percentage of the total costs of the program or project which will be financed with Federal Money; (2) the dollar amount of Federal funds for the project or program; and (3) the percentage and dollar amount of the total costs of the project or program that will be financed by nongovernment sources.


ARTICLE H.8.  REPORTING MATTERS INVOLVING FRAUD, WASTE AND ABUSE
----------------------------------------------------------------

Anyone who becomes aware of the existence or apparent existence of fraud, waste and abuse in NIH funded programs is encouraged to report such matters to the HHS inspector General's Office in writing or on the Inspector General's Hotline. The toll free number is 1-800-HHS-TIPS (1-800-447-8477). All telephone calls will be handled confidentially. The e-mail address is Htips@os.dhhs.gov and the mailing address is:
-----------------

		Office of Inspector General
		Department of Health and Human Services
		TIPS HOTLINE
		P.O. Box 23489
		Washington, D.C.  20026

Information regarding procedural matters is contained in the NIH Manual Chapter 1754, which is available on (http://www1.od.nih.gov/oma/oma.htm).

				       14

						      Contract No. N01-HB-87144

				    PART II
				    -------

SECTION I - CONTRACT CLAUSES
----------------------------

ARTICLE I.1.  GENERAL CLAUSES FOR A COST-REIMBURSEMENT RESEARCH AND DEVELOPMENT
-------------------------------------------------------------------------------
CONTRACT - FAR 52.252-2, CLAUSES INCORPORATED BY REFERENCE (FEBRUARY 1998)
--------------------------------------------------------------------------

This contract incorporates the following clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this address:
http://www.arnet.gov/far/.

a.      FEDERAL ACQUISITION REGULATION (FAR) (48 CFR CHAPTER 1) CLAUSES:

	     FAR
	CLAUSE NO.      TITLE AND DATE

	52.202-1        Definitions (OCTOBER 1995)

	52.203-3        Gratuities (Over $100,000) (APRIL 1984)

	52.203-5        Covenant Against Contingent Fees (Over $100,000) (APRIL
			1984)

	52.203-6 Restrictions on Subcontractor Sales to the Government (Over $100,000) (JULY 1995)

	52.203-7        Anti-Kickback Procedures (Over $100,000) (JULY 1995)

	52.203-8 Cancellation, Rescission, and Recovery of Funds for Illegal or Improper Activity (Over $100,000) (JANUARY
			1997)

	52.203-10       Price or Fee Adjustment for Illegal or Improper
			Activity (Over $100,000) (JANUARY 1997)

	52.203-12       Limitation on Payments to Influence Certain Federal
			Transactions (Over $100,000) (JUNE 1997)

	52.204-4 Printing/Copying Double-Sided on Recycled Paper (Over $100,000) (JUNE 1996)

	52.209-6 Protecting the Government's Interests when Subcontracting with Contractors Debarred, Suspended, or Proposed for Debarment (Over $25,000) (JULY 1995)

	52.215-2        Audit and Records - Negotiation (Over $100,000) (AUGUST
			1996)

	52.215-8        Order of Precedence-Uniform Contract Format (OCTOBER
			1997)

	52.215-10       Price Reduction for Defective Cost or Pricing Data
			(Over $500,000)  (OCTOBER 1997)

	52.215-12       Subcontractor Cost or Pricing Data (Over $500,000)
			(OCTOBER 1997)

	52.215-14       Integrity of Unit Prices (Over $100,000) (OCTOBER 1997)

	52.215-15       Termination of Defined Benefit Pension Plans (OCTOBER
			1997)

	52.215-18       Reversion or Adjustment of Plans for Post-Retirement
			Benefits (PRB) other than Pensions (OCTOBER 1997)


				       15

						      Contract No. N01-HB-87144

	52.215-19       Notification of Ownership Changes (OCTOBER  1997)

	52.215-21       Requirements for Cost or Pricing Data or Information
			Other Than Cost or Pricing Data--Modifications (OCTOBER
			1997)

	52.216-7        Allowable Cost and Payment (APRIL 1998)

	52.216-8        Fixed Fee (MARCH 1997)

	52.219-8 Utilization of Small, Small Disadvantaged, and Women-Owned Small Business Concerns (Over $100,000) (JUNE 1997)

	52.219-9 Small, Small Disadvantaged, and Women-Owned Small Business Subcontracting Plan (Over $500,000) (AUGUST
			1996)

	52.219-16       Liquidated Damages - Subcontracting Plan (Over
			$500,000) (OCTOBER 1995)

	52.222-2        Payment for Overtime Premium (Over $100,000) (JULY
			1990) (NOTE: The dollar amount in paragraph (a) of this clause is $0 unless otherwise specified in the contract.)

	52.222-3        Convict Labor (AUGUST 1996)

	52.222-26       Equal Opportunity (APRIL 1984)

	52.222-28       Equal Opportunity Preaward Clearance of Subcontracts
			(Over $1,000,000) (APRIL 1984)

	52.222-35       Affirmative Action for Disabled Veterans and Veterans
			of the Vietnam Era  (APRIL 1998)

	52.222-36       Affirmative Action for Handicapped Workers (APRIL 1984)

	52.222-37       Employment Reports on Disabled Veterans and Veterans of
			the Vietnam Era (APRIL 1998)

	52.223-2        Clean Air and Water (Over $100,000) (APRIL 1984)

	52.223-6        Drug-Free Workplace (JANUARY 1997)

	52.223-14       Toxic Chemical Release Reporting (OCTOBER 1996)

	52.225-3        Buy American Act--Supplies (JANUARY 1994)

	52.225-11       Restrictions on Certain Foreign Purchases (OCTOBER
			1996)

	52.227-1        Authorization and Consent (Over $50,000) (JULY
			1995)--Alternate I (APRIL 1984)

	52.227-2 Notice and Assistance Regarding Patent and Copyright Infringement (Over $100,000) (AUGUST 1996)

	52.227-11       Patent Rights - Retention by the Contractor (Short
			Form) (JUNE 1997)  NOTE: In accordance with FAR
			27.303(a)(2),paragraph (f) is modified to include the requirements in FAR 27.303(a)(2) (i) through (iv). The frequency of reporting in (i) is annual.

				       16

						      Contract No. N01-HB-87144

	52.227-14       Rights in Data - General (JUNE 1987)

	52.232-9        Limitation on Withholding of Payments (APRIL 1984)

	52.232-17       Interest (Over $100,000) (JUNE 1996)

	52.232-20       Limitation of Cost (APRIL 1984)

	52.232-23       Assignment of Claims (JANUARY 1986)

	52.232-25       Prompt Payment (JUNE 1997)

	52.232-33       Mandatory Information for Electronic Funds Transfer
			Payment (AUGUST 1996)

	52.233-1        Disputes (OCTOBER 1995)

	52.233-3        Protest After Award (AUGUST 1996) With Alternate I
			(JUNE 1985)

	52.242-1        Notice of Intent to Disallow Costs (APRIL 1984)

	52.242-3        Penalties for Unallowable Costs (Over $500,000)
			(OCTOBER 1995)

	52.242-4        Certification of Final Indirect Costs (JANUARY 1997)

	52.242-13       Bankruptcy (Over $100,000) (JULY 1995)

	52.243-2        Changes - Cost Reimbursement (AUGUST 1987) Alternate V
			(APRIL 1984)

	52.244-2 Subcontracts (Cost-Reimbursement and Letter Contracts) (FEBRUARY 1997) *If written consent to subcontract is required, the identified subcontracts are listed in ARTICLE B, Advance Understandings.

	52.244-5        Competition in Subcontracting (Over $100,000) (DECEMBER
			1996)

	52.245-5 Government Property (Cost-Reimbursement, Time and Material, or Labor-Hour Contract) (JANUARY 1986)

	52.246-23       Limitation of Liability (Over $100,000) (FEBRUARY 1997)

	52.249-6        Termination (Cost-Reimbursement) (SEPTEMBER 1996)

	52.249-14       Excusable Delays (APRIL 1984)

	52.253-1        Computer Generated Forms (JANUARY 1991)

				       17

						      Contract No. N01-HB-87144

b. DEPARTMENT OF HEALTH AND HUMAN SERVICES ACQUISITION REGULATION (HHSAR) (48 CFR CHAPTER 3) CLAUSES:

	  HHSAR
	CLAUSE NO.      TITLE AND DATE
	----------      --------------

	352.202-1       Definitions (APRIL 1984) Alternate I (APRIL 1984)

	352.228-7       Insurance - Liability to Third Persons (DECEMBER 1991)

	352.232-9       Withholding of Contract Payments (APRIL 1984)

	352.233-70      Litigation and Claims (APRIL 1984)

	352.242-71      Final Decisions on Audit Findings (APRIL 1984)

	352.270-5       Key Personnel (APRIL 1984)

	352.270-6       Publication and Publicity (JULY 1991)

	352.270-7       Paperwork Reduction Act (APRIL 1984)

End of GENERAL CLAUSES FOR A COST-REIMBURSEMENT RESEARCH AND DEVELOPMENT CONTRACT ]


ARTICLE I.2  AUTHORIZED SUBSTITUTION OF CLAUSES
-----------------------------------------------

ARTICLE I.1. of this SECTION is hereby modified as follows:

FAR Clause 52.232-20, LIMITATION OF COST, is deleted in its entirety and FAR Clause 52.232-22, LIMITATION OF FUNDS (APRIL 1984) is substituted therefor.


ARTICLE I.3.  ADDITIONAL CONTRACT CLAUSES
-----------------------------------------

This contract incorporates the following clauses by reference, with the same force and effect, as if they were given in full text. Upon request, the contracting officer will make their full text available.

a.      FEDERAL ACQUISITION REGULATION (FAR) (48 CFR CHAPTER 1) CLAUSES

	(1) FAR 52.223-3, Hazardous Material Identification and Material Safety Data (JANUARY 1997), ALTERNATE I (JULY 1995).

	(2)     FAR 52.223-12, Refrigeration Equipment and Air Conditioners
		(MAY 1995).

	(3)     FAR 52.232-18, Availability of Funds (APRIL 1984).

	(4)     FAR 52.237-3, Continuity of Services (JANUARY 1991).

b. DEPARTMENT OF HEALTH AND HUMAN SERVICES ACQUISITION REGULATION/PUBLIC HEALTH SERVICE ACQUISITION REGULATION (HHSAR)/(PHSAR) (48 CHAPTER 3)
	CLAUSES:

	(1)     PHS 352.223-70, Safety and Health (Deviation) (AUGUST 1997).

				       18

						      Contract No. N01-HB-87144

c.      NATIONAL INSTITUTES OF HEALTH (NIH) RESEARCH CONTRACTING (RC) CLAUSES:

	The following clause is attached and made a part of this contract:

	(1) NIH (RC)-7, Procurement of Certain Equipment (APRIL 1984) (OMB Bulletin 81-16).

				       19

						      Contract No. N01-HB-87144

				    PART III
				    --------

			SECTION J - LIST OF ATTACHMENTS
			-------------------------------


The following documents are attached and incorporated in this contract:

1. Invoice/Financing Request Instructions for NIH Cost-Reimbursement Type Contracts, NIH(RC)-1 (5/97), 4 pages.

2. Financial Report of Individual Project/Contract, NIH 2706, (5/97), 1 page.

3. Instructions for Completing form NIH 2706, Financial Report of Individual Project/Contract, (5/97), 3 pages.

4. Safety and Health (Deviation) , PHSAR Clause 352.223-70, (8/97), 1 page.

5.      Procurement of Certain Equipment, NIH(RC)-7, 4/1/84, 1 page.

6. Contractor-Acquired Government Property - Schedule I-B, dated June 1998, 1 page.

7. Property Acquired Under Predecessor Contract, Schedule II-A, dated June 1998, 1 page.

				       20

						      Contract No. N01-HB-87144


				    PART IV
				    -------

SECTION K - REPRESENTATIONS AND CERTIFICATIONS
----------------------------------------------


The following documents are incorporated by reference in this contract:

1.      Representations and Certifications, dated  October 17, 1997. .

			      END of the CONTRACT
			      -------------------

				       21

						      Contract No. N01-HB-87144

		  Property Acquired Under Predecessor Contract
		  --------------------------------------------

				 Schedule II-A
				 -------------

				   June 1998




See attached DHHS Report of Accountable Property (HHS-565), dated 3/16/98 and 10/29/97.

								Attachment 6

						      Contract No. N01-HB-87144


		    Contractor-Acquired Government Property
		    ---------------------------------------

				  Schedule I-B
				  ------------

				   June 1998

							   Estimated
Description                                     Quantity   Unit Price   Total
-----------                                     --------   ----------   -----

So-Low freezer cabinet                             36       $ 6,650    $239,400
Model C80-27, temperature range -40 degrees C to -80 degrees C, 27 cu. ft. capacity

								Attachment 6